FINANCIAL STATEMENTS

Immediate Results Through Intuitive Systems, LLC
Year ended December 31, 1999
with Report of Independent Auditors

                Immediate Results Through Intuitive Systems, LLC

                              Financial Statements

                          Year ended December 31, 1999




                                    CONTENTS

Report of Independent Auditors....................................................  1
Balance Sheets as of December 31, 1999 (Audited) and June 30, 2000 (Unaudited)....  2
Statements of Operations and Members' Deficit for the year ended December 31,
   1999 (Audited) and the six months ended June 30, 2000
   and 1999 (Unaudited)...........................................................  3
Statements of Cash Flows for the year ended December 31, 1999 (Audited)
   and the six months ended June 30, 2000 and 1999 (Unaudited)....................  4
Notes to Financial Statements.....................................................  5

                         Report of Independent Auditors

The Members of Immediate Results Through Intuitive Systems, LLC

We have audited the accompanying balance sheet of Immediate Results Through Intuitive Systems, LLC as of December 31, 1999, and the related statements of operations and members' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Immediate Results Through Intuitive Systems, LLC as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                            ERNST & YOUNG LLP
Reno, Nevada
September 15, 2000

                Immediate Results Through Intuitive Systems, LLC

                                 Balance Sheets

                                                                           DECEMBER 31,          JUNE 30,
                                                                              1999                2000
                                                                       ------------------- -------------------
                                                                                              (UNAUDITED)
ASSETS
Current assets:
   Cash                                                                  $       60,452      $       41,067
   Accounts receivable                                                          196,377             182,170
   Prepaid expenses and other assets                                             10,158              30,194
                                                                       ------------------- -------------------
Total current assets                                                            266,987             253,431
Property and equipment, net of accumulated depreciation and
   amortization of $321,138 and $446,250, respectively                          394,746             422,930
Intangible assets, net of accumulated amortization of $103,980 and
   $131,708, respectively                                                        62,387              34,659
                                                                       ------------------- -------------------
                                                                         $      724,120      $      711,020
                                                                       =================== ===================

LIABILITIES AND MEMBERS' DEFICIT
Current liabilities:
   Accounts payable                                                      $       52,078      $      204,330
   Accrued liabilities                                                          205,385             208,187
   Line of credit                                                                45,862             159,275
   Note payable                                                                   9,229                   -
   Deferred revenue                                                           1,536,106           1,650,861
   Customer deposits                                                            157,005                   -
   Current portion of capital lease obligations                                  25,172              96,328
                                                                       ------------------- -------------------
Total current liabilities                                                     2,030,837           2,318,981
Deferred revenue                                                                471,870             507,529
Capital lease obligations                                                       125,020             109,802
Commitments and contingency (Note 7)
Members' deficit                                                             (1,903,607)         (2,225,292)
                                                                       ------------------- -------------------
                                                                         $      724,120      $      711,020
                                                                       =================== ===================

SEE ACCOMPANYING NOTES.

                Immediate Results Through Intuitive Systems, LLC

                  Statements of Operations and Members' Deficit

                                           YEAR ENDED       SIX MONTHS ENDED JUNE 30,
                                           DECEMBER 31,    ----------------------------
                                              1999            2000             1999
                                         ------------      -----------     ------------
                                                                   (UNAUDITED)
Revenues                                  $ 3,537,196      $ 2,195,833      $ 1,823,825

Cost and expenses:
   Cost of software                         1,103,693          625,619          435,500
   Operating expenses                       2,585,399        1,674,921        1,255,576
                                         ------------      -----------     ------------
                                            3,689,092        2,300,540        1,691,076
                                         ------------      -----------     ------------
Income (loss) from operations                (151,896)        (104,707)         132,749
Interest expense, net                         (39,480)         (16,978)         (13,845)
                                         ------------      -----------     ------------
Net income (loss )                           (191,376)        (121,685)         118,904
Members' deficit, beginning of period      (1,712,231)      (1,903,607)      (1,712,231)
Distribution to members                             -         (200,000)               -
                                         ------------      -----------     ------------
Members' deficit, end of period           $(1,903,607)     $(2,225,292)     $(1,593,327)
                                         ============      ===========     ============


SEE ACCOMPANYING NOTES.

                Immediate Results Through Intuitive Systems, LLC

                            Statements of Cash Flows

                                                              YEAR ENDED            SIX MONTHS ENDED JUNE 30,
                                                              DECEMBER 31,          -------------------------
                                                                 1999               2000                1999
                                                           ------------------ ------------------ -------------------
                                                                                           (UNAUDITED)
OPERATING ACTIVITIES
Net income (loss)                                            $    (191,376)     $    (121,685)     $     118,904
Adjustments to reconcile net income (loss) to net cash
   provided by operating activities:
     Depreciation and amortization                                 275,738            152,840             91,317
     Increase (decrease) in operating assets and
       liabilities:
         Accounts receivable                                      (119,815)            14,207           (111,098)
         Accounts payable                                          (29,523)           152,252            (24,996)
         Accrued liabilities                                        82,671              2,802             33,968
         Prepaid expenses and other assets                             770             (1,350)                20
         Customer deposits                                         160,338           (175,691)             5,027
         Deferred revenue                                          309,768            150,414            116,085
                                                           ------------------ ------------------ -------------------
Net cash provided by operating activities                          488,571            173,789            229,227

INVESTING ACTIVITIES
Purchase of property and equipment                                (156,172)           (60,296)           (37,880)
                                                           ------------------ ------------------ -------------------
Net cash used in investing activities                             (156,172)           (60,296)           (37,880)

FINANCING ACTIVITIES
Payments on capital lease obligations                              (30,296)           (37,062)                 -
Payment on note payable                                           (107,217)            (9,229)                 -
Payment on line of credit                                         (156,667)                 -           (145,480)
Distribution to members                                                  -           (200,000)                 -
Proceeds from line of credit                                             -            113,413                  -
                                                           ------------------ ------------------ -------------------

Net cash used in financing activities                             (294,180)          (132,878)          (145,480)
                                                           ------------------ ------------------ -------------------

Net increase (decrease) in cash                                     38,219            (19,385)            45,867

Cash, beginning of period                                           22,233             60,452             22,233
                                                           ------------------ ------------------ -------------------

Cash, end of period                                          $      60,452      $      41,067      $      68,100
                                                           ================== ================== ===================

Supplemental disclosure of cash flow information:
Acquisition of property and equipment through the
   incurrence of capital lease obligations                   $     121,770      $      93,000      $      96,880
Cash paid for interest                                       $      39,480      $      16,978      $      13,845


SEE ACCOMPANYING NOTES.

               Immediate Results Through Intuitive Systems, LLC

                         Notes to Financial Statements

                                December 31, 1999
        (Information relating to June 30, 2000 and the Six Months ended
                     June 30, 1999 and 2000 is unaudited)



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BUSINESS

Immediate Results Through Intuitive Systems, LLC (the "Company"), a California limited liability corporation was formed on March 15, 1996.

Under the terms of the L.L.C. Agreement and the laws of the State of California, the liability of the Company's members is limited to the extent of the positive balances in their respective members' equity accounts.

The Company is scheduled to terminate on December 31, 2025, unless terminated sooner in accordance with the provisions of the L.L.C. Agreement.

The Company has the right of first refusal to purchase individual members' respective equity interest in the Company pursuant to certain terms specified in the L.L.C. Agreement. In the event the Company does not exercise its right to purchase a member's interest, the remaining members have the right to purchase the interest in proportion to their ownership interest.

The Company develops, supports and markets software applications specific to the real estate industry.

The Company was acquired in July 2000 by HomeSeekers.com Incorporated.

INTERIM FINANCIAL INFORMATION

The unaudited interim financial statements as of June 30, 2000 and for the six months ended June 30, 2000 and 1999 have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               Immediate Results Through Intuitive Systems, LLC

                         Notes to Financial Statements

                                December 31, 1999
        (Information relating to June 30, 2000 and the Six Months ended
                     June 30, 1999 and 2000 is unaudited)



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

The Company recognizes revenue in accordance with Statement of Position 97-2, Software Revenue Recognition ("SOP 97-2"), as amended by Statement of Position 98-4, Deferral of the Effective Date of a Provision of SOP 97-2 ("SOP 98-4"), and Statement of Position 98-9, Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions ("SOP 98-9"). The Company derives revenue from the sale of software and post-contract support ("support"). Support includes telephone technical support and rights to unspecified updates. Revenue from sale of software and support is recognized when persuasive evidence of an agreement exists, shipment of the product has occurred, the fee is fixed or determinable and collectibility is probable.

In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" (SAB 101). The SAB states that all registrants are expected to apply the accounting and disclosures described in it. The SEC staff, however, will not object if registrants that have not applied this accounting do not restate prior financial statements provided they report a change in accounting principle in accordance with APB Opinion No. 20, Accounting Changes, by cumulative catch-up adjustments no later than the fourth fiscal quarter of the fiscal year beginning after December 15, 1999. The Company is currently evaluating the impact, if any, of SAB 101 on its financial statements.

SOFTWARE DEVELOPMENT COSTS

The Company accounts for the costs of developing software products to be sold in accordance with Statement of Financial Accounting Standards 86, "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed" which requires the capitalization of costs only during the period from the establishment of technological feasibility to the time at which the product is available for general release to customers. In addition, improvements that significantly enhance or lengthen a product's life are capitalized. Minor improvements and routine maintenance are not capitalized, and have been charged to operating expenses in the accompanying statements of operations.

               Immediate Results Through Intuitive Systems, LLC

                         Notes to Financial Statements

                                December 31, 1999
        (Information relating to June 30, 2000 and the Six Months ended
                     June 30, 1999 and 2000 is unaudited)



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets, ranging from three to seven years.

CONCENTRATIONS OF CREDIT RISK

The Company sells its products to the real estate industry throughout the United States. The Company reviews customers' ongoing credit histories before extending credit and generally does not require collateral. Management believes that an adequate allowance for doubtful accounts has been provided. As the accounts receivable are unsecured, nonperformance by the customers would result in losses up to the recorded amount of the related receivables. The Company maintains all its cash at financial institutions.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial instruments include capital lease obligations, short-term borrowings, cash and equivalents, accounts receivable and accounts payable. The amounts of capital lease obligations approximate their fair values, which have been determined by the use of discounted cash flow analyses. The carrying values of the Company's short-term borrowings approximated their fair values, based on current incremental borrowing rates for similar types of borrowing arrangements. The carrying amounts of cash and equivalents, accounts receivable and accounts payable approximate fair value, based upon their short-term nature.

               Immediate Results Through Intuitive Systems, LLC

                         Notes to Financial Statements

                                December 31, 1999
        (Information relating to June 30, 2000 and the Six Months ended
                     June 30, 1999 and 2000 is unaudited)



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

The Company is a partnership for federal and state income tax purposes. Accordingly, taxable income and losses of the Company are reportable on the income tax returns of the members, and no provision for federal taxes has been recorded on the accompanying financial statements. The Company is subject to a tax on gross receipts in the state of California which amounted to approximately $13,000 for the period from inception (March 15, 1996) through December 31, 1999.

ADVERTISING COSTS

The Company accounts for advertising costs as expenses in the period in which they are incurred. Advertising expense for the year ended December 31, 1999 totaled approximately $270,000.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PROPERTY AND EQUIPMENT

Property and equipment consist of the following as of December 31, 1999:


         Furniture, fixtures and equipment                  $      435,076
         Developed software                                        280,808
                                                          -------------------
                                                                   715,884
         Less accumulated depreciation and amortization           (321,138)
                                                          -------------------
                                                            $      394,746
                                                          ===================

               Immediate Results Through Intuitive Systems, LLC

                         Notes to Financial Statements

                                December 31, 1999
        (Information relating to June 30, 2000 and the Six Months ended
                     June 30, 1999 and 2000 is unaudited)



3. INTANGIBLE ASSETS

Intangible assets consist of the following as of December 31, 1999:


         Purchased technology                               $      116,367
         Customer list                                              50,000
                                                          -------------------
                                                                   166,367
         Less:  accumulated amortization                          (103,980)
                                                          -------------------
                                                            $       62,387
                                                          ===================

The Company acquired customer lists and purchased technology in connection with an acquisition in 1998. The estimated fair value of the customer list was determined by management based on the discounted adjusted operating income stream that would have otherwise been subject to competition. The intangible assets are being amortized on a straight-line basis over the remaining term of the related agreement which is three years. Total amortization expense for the year ended December 31, 1999 was $55,456.

4. LINE OF CREDIT

The Company entered into a revolving, unsecured, variable-rate line of credit agreement (the "Line") with a bank, whereby the Company may borrow up to $150,000. Interest on the Line is due monthly, calculated at 9.50%. The Line matures on October 25, 2000. There were borrowings outstanding of $45,862 as of December 31, 1999.

5. NOTE PAYABLE

The Company had an unsecured note payable bearing interest at 10%, in the amount of $9,229 as of December 31, 1999, and maturing in February 2000.

               Immediate Results Through Intuitive Systems, LLC

                         Notes to Financial Statements

                                December 31, 1999
        (Information relating to June 30, 2000 and the Six Months ended
                     June 30, 1999 and 2000 is unaudited)



6. CAPITAL LEASE OBLIGATIONS

The Company leases certain equipment under capital leases with a net book value of $231,157 at December 31, 1999. Amortization expense for such equipment amounted to $39,543 for the year ended December 31, 1999.

The future minimum lease payments under all capital leases are as follows:


         Years ending December 31:
              2000                                         $       73,275
              2001                                                 71,697
              2002                                                 39,712
                                                         -------------------
         Total minimum lease payments                             184,684
         Less: amount representing interest                       (34,492)
                                                         -------------------
         Present value of future minimum lease payments           150,192
         Less: current portion                                    (25,172)
                                                         -------------------
         Long-term portion                                 $      125,020
                                                         ===================

7. COMMITMENTS AND CONTINGENCY

OPERATING LEASES

The Company leases its facility under an operating lease expiring in November 2001. Future minimum rental payments under this operating lease as of December 31, 1999 are as follows:

         Year Ending December 31:
              2000                                         $      108,062
              2001                                                141,675
                                                         -------------------
                                                           $      249,737
                                                         ===================

Rent expense totaled $89,814 for the year ended December 31, 1999 and has been included in operating expenses.

               Immediate Results Through Intuitive Systems, LLC

                         Notes to Financial Statements

                                December 31, 1999
        (Information relating to June 30, 2000 and the Six Months ended
                     June 30, 1999 and 2000 is unaudited)



7. COMMITMENTS AND CONTINGENCY (CONTINUED)

CONTINGENCY

The Company is in negotiations concerning the settlement of a claim against it for alleged unpaid license fees. Management of the Company does not believe that any payment resulting from the settlement will be significant to the Company's financial position or results of operations.

8. BUSINESS SEGMENTS

During the year ended December 31, 1999, the Company adopted Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS No. 131"). This statement established standards for reporting information on operating segments in interim and annual financial statements. The Company currently operates in one business segment, software and support.

9. YEAR 2000 ISSUE (UNAUDITED)

During 1999, the Company completed its assessment of the impact of the accounting for the Year 2000 on its computer software and hardware systems used in the Company's operating and accounting functions. Subsequent to year end, the Company experienced no significant problems regarding Year 2000 computer issues.